                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

     Filed by Registrant X

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     X Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               ENESCO GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     X No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

[ENESCO LOGO]

                                          March 17, 2000

Dear Stockholder:

     On behalf of the Enesco Group, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on Thursday, April 27, 2000, at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois 60007. The meeting will start at 9:30 a.m.

     In addition to the formal items of business to be conducted at the meeting, we will report on the operations of Enesco and will respond to stockholder questions.

     It is important to ensure that your shares are represented at the Annual Meeting. Whether or not you plan on attending the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by returning the enclosed proxy card in the envelope provided. Voting over the Internet, by phone or by written proxy will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options. Space limitations may make it necessary to limit attendance only to Enesco stockholders. Accordingly, admission to the meeting will be on a first-come, first-served basis.

     We look forward to seeing you on April 27th, and thank you for your continued support of Enesco Group, Inc.

                                          Sincerely,
                                          /s/JEFF HUTSELL SIG

                                          JEFFREY A. HUTSELL
                                          President and CEO

       225 Windsor Drive, Itasca, Illinois 60143 - Telephone 630-875-5300

                               ENESCO GROUP, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Date: April 27, 2000

     Time: 9:30 a.m. Central

     Place: Enesco Showroom Theater
         One Enesco Plaza
         Corner of Busse and Devon
            Elk Grove Village, Illinois 60007

     Purposes:

     - To elect three Class II Directors for a three-year term.

     - To ratify the appointment by the Board of Arthur Andersen LLP as Enesco's independent accountants for 2000.

     - To transact other business which may properly be presented at the meeting and any postponement or adjournment of the meeting.

     Stockholders of record as of the close of business on March 1, 2000 will be entitled to vote at the meeting and any postponement or adjournment of the meeting.

                                          By Order of the Board of Directors,

                                          ROBERT J. HIPPLE, Clerk

Itasca, Illinois
March 17, 2000

                             ---------------------

                                   IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO ENESCO STOCKHOLDERS. ACCORDINGLY, ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. INSTRUCTIONS ARE PROVIDED ON THE PROXY CARD FOR VOTING OVER THE INTERNET OR BY TELEPHONE. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Enesco Group, Inc...........................................      1
The Annual Meeting..........................................      1
Voting Instructions.........................................      1
Annual Report...............................................      3
Our Largest Stockholders....................................      4
Shares Held by Our Directors and Executive Officers.........      5
Proposal 1: Election of Directors...........................      6
Compensation of Non-Employee Directors......................      9
Committees of the Board.....................................     10
Executive Compensation......................................     12
Section 16(a) Beneficial Ownership Reporting Compliance.....     16
Compensation and Stock Option Committee Report on Executive
  Compensation..............................................     16
Performance Graphs..........................................     18
Proposal 2: Independent Public Accountants..................     20
Stockholder Proposals.......................................     20

                               ENESCO GROUP, INC.

                                PROXY STATEMENT

                                                                  March 17, 2000

                               ENESCO GROUP, INC.

     We are engaged in the sale of quality branded gifts, collectibles and decorative accents, including designed and licensed collectible figurines and ornaments, action musicals, decorative home accessories and other giftware, principally at wholesale, to independent retailers, mass marketers, catalogers and other direct response distributors. Our principal executive offices are located at 225 Windsor Drive, Itasca, Illinois 60143, and our telephone number is (630) 875-5300. Our website is located at www.enesco.com on the internet.

                               THE ANNUAL MEETING

Attending the Annual Meeting

     Our meeting will be held on April 27, 2000 at 9:30 a.m., at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois.

This Proxy Statement

     We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the meeting. If you own Enesco common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting ChaseMellon Consulting Services, LLC. In order to vote all your shares by proxy, you should vote the shares in each different account as described below.

     On March 17, 2000, we began mailing these proxy materials to all stockholders of record at the close of business on March 1, 2000. On the record date there were 13,510,897 shares outstanding and approximately 2,695 holders of record.

Quorum Requirement

     A quorum is necessary to hold a valid meeting. The attendance by proxy or in person or by telephone or over the Internet, of holders of a majority of the shares entitled to vote at the meeting will constitute a quorum to hold the meeting. [Abstentions and broker non-votes are counted as present for establishing a quorum.] A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

                              VOTING INSTRUCTIONS

     You are entitled to one vote for each share of common stock that you own as of the close of business on the record date. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you hold your shares, it is important that you follow the instructions that apply to your particular situation.

If Your Shares are Held in Your Name

     VOTING BY PROXY. Even if you plan to attend the meeting, you can vote before the meeting by proxy. There are three ways to vote by proxy:

     - you can vote by telephone by calling toll-free 1-800-840-1208 and following the instructions on the proxy card;

     - you can vote by Internet by following the instructions on the proxy card; or

     - you can vote by mail by signing, dating and mailing the enclosed proxy card.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting, you can vote in person. In order to vote at the meeting, you will need to bring your share certificates or other evidence of your share ownership with you to the meeting.

     REVOKING YOUR PROXY. As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

     - by filing a written notice of revocation with our Clerk;

     - by following appropriate Internet or telephone voting procedures;

     - by signing and delivering another proxy that bears a later date; or

     - by attending the meeting and voting in person.

If Your Shares are Held in "Street Name"

     VOTING BY PROXY. If your shares are registered in the name of your broker or nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain brokers and banks will also offer telephone and Internet voting.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting and vote in person, you should contact your broker or nominee to obtain a broker's proxy card and bring it and your account statement or other evidence of your share ownership with you to the meeting

     REVOKING YOUR PROXY. If your shares are held in street name, you must contact your broker to revoke your proxy.

Voting Rules

     By giving us your proxy, you authorize the individuals named on the proxy card to vote your shares in the manner you indicate at the meeting or any postponements or adjournments of the meeting. With respect to the election of nominees for director, you may:

     - vote "for" the election of all nominees for director named in this proxy statement;

     - "withhold" authority to vote for all nominees; or

     - "withhold" authority to vote for one or more of the nominees and vote "for" the remaining nominee(s).

     If a quorum is present at the meeting, a nominee will be elected to serve as a Class II Director if a majority of the shares of Common Stock voting at the meeting vote for the nominee, whether present, in person, by telephone or Internet vote or represented by proxy. Because of this rule, non-voted shares will not affect the outcome of the election of directors and will not prevent that nominee from being elected.

     With respect to the proposal to approve the ratification of the appointment of Arthur Andersen LLP as Enesco's independent accountants for 2000, you may:

     - vote "for" ratification;

     - vote "against" ratification; or

     - "abstain" from voting on the proposal

     If a quorum is present at the meeting, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on this proposal will be required to ratify the appointment of Arthur Andersen LLP as Enesco's independent accountants for 2000. Because of this rule, a vote to abstain from voting on this proposal will have the effect of a vote against ratification.

     If you return your proxy card with no votes marked, your shares will be voted as follows:

     - "for" the election of all nominees for director named in this proxy statement; and

     - "for" ratification of the appointment of Arthur Andersen LLP as Enesco's independent accountants for 2000.

     We actively solicit proxy participation. We will bear the cost of soliciting proxies. In addition to this notice by mail, we request and encourage brokers, custodians, nominees and others to supply proxy materials to stockholders, and we will reimburse them for their expenses. Our officers and employees may, by letter, telephone, electronic mail, or in person, make additional requests for the return of proxies, although we do not reimburse our own employees for soliciting proxies. In addition, we have hired ChaseMellon Consulting Services, LLC. in New York, New York for approximately $5,500.

                                 ANNUAL REPORT

     The Annual Report to Stockholders of the Company for the year ended December 31, 1999, including our financial statements for our 1999 fiscal year, accompanies this proxy statement.

                            OUR LARGEST STOCKHOLDERS

     On March 1, 2000, there were outstanding 13,510,897 shares of our common stock, which is the only class of stock outstanding and entitled to vote at the annual meeting. The holders of these shares will be entitled to cast one vote for each share of common stock held of record as of March 1, 2000. To the best of Enesco's knowledge, the beneficial owners of more than 5% of the common stock as of December 31, 1999 were as follows:

                  NAME AND ADDRESS OF                       AMOUNT AND NATURE       PERCENT
                   BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP    OF CLASS
                  -------------------                    -----------------------    --------
Royce & Associates, Inc. ("Royce").....................       836,600 shares(1)       6.19%
Royce Management Company ("RMC")
1414 Avenue of the Americas
New York, NY 10019
Barclays Global Investors, N.A. ("Barclays")...........       768,083 shares(2)       5.68%
Barclays Global Fund Advisors ("BGF")
45 Freemont Street
San Francisco, CA 94105
David L. Babson and Company Incorporated...............     2,138,783 shares(3)      15.83%
One Memorial Drive
Cambridge, MA 02142
Dimensional Fund Advisors..............................     1,087,000 shares(4)       8.04%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

---------------
(1) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission (SEC) on February 9, 2000 by Royce, RMC and Charles M. Royce as a group. Royce has sole voting and dispositive power over 831,600 shares, RMC has sole voting and dispositive power over 5,000 shares, and Charles M. Royce may be deemed to beneficially own the shares beneficially owned by Royce and RMC. Charles M. Royce disclaims beneficial ownership of the shares beneficially owned by Royce and RMC.
(2) Based on information provided directly by Barclays Global Investors reflecting that Barclays and BGF held 768,083 shares as a group on February 29, 2000. In a statement on Schedule 13G filed with the SEC on February 12, 1999 by Barclays and BCF, Barclays then had sole voting power over 952,283 shares and sole dispositive power over 976,203 shares and BGF had sole voting and dispositive power over 14,600 shares.
(3) Based on a statement on Schedule 13G filed with the SEC on January 25, 2000 by David L. Babson and Company Incorporated. David L. Babson and Company Incorporated has sole voting power over 2,138,783 shares and sole dispositive power over 2,138,783 shares.
(4) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on February 4, 2000 by Dimensional Fund Advisors, Inc. Dimensional Fund Advisors, Inc. has sole voting and dispositive power over 1,087,000 shares.

              SHARES HELD BY OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our management beneficially owned, as of March 1, 2000, shares of our common Stock as follows:

                                      OUTSTANDING SHARES           SHARES UNDERLYING
                                     OF THE COMMON STOCK-         STOCK OPTIONS-AMOUNT
            NAME OF                   AMOUNT AND NATURE              AND NATURE OF            PERCENT
        BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP(1)   BENEFICIAL OWNERSHIP(1)(2)   OF CLASS(3)
        ----------------          --------------------------   --------------------------   -----------
John F. Cauley..................             4,200                       21,500                  --
Charles W. Elliott..............             5,746                        1,500                  --
Eugene Freedman.................            77,934(4)                   144,600               1.65%
Judith R. Haberkorn.............             1,846                        4,500                  --
Jeffrey A. Hutsell..............            22,892                      103,000                  --
Allan G. Keirstead..............            48,698                      143,600               1.42%
Donna B. Lucas..................               556                            0                  --
Homer G. Perkins................            20,216                        7,500                  --
H. L. Tower.....................            79,455                      134,500               1.58%
Anne-Lee Verville...............             3,346                        6,000                  --
Thomson J. Hudson...............             2,558                       25,000                  --
Josette V. Goldberg.............               275                        6,250                  --
Peter R. Johnson (5)............             7,069                       16,300                  --
All Directors and Executive
  Officers as a Group (15
  persons)......................           274,999                      616,750               6.60%

---------------

(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power. Fractional amounts have been rounded to the nearest whole share of the Common Stock.
(2) Reflects the number of shares of common stock which the Directors, executive officers and Directors and executive officers as a group beneficially own by reason of options which are exercisable within 60 days of March 1, 2000.
(3) Unless otherwise noted, the percent of class is less than 1%.
(4) Includes 66,734 shares of common stock owned by the Eugene Freedman Family Limited Partnership, of which Mr. Freedman is the general partner, and 5,000 shares owned by the Eugene Freedman Family Foundation, of which Mr. Freedman is an officer and a director. Mr. Freedman shares voting and investment power over these shares and disclaims any beneficial interest in all such shares, except to the extent of his direct and indirect pecuniary interest in the Limited Partnership and the Foundation.
(5) Mr. Johnson resigned as an officer of Enesco in October 1999 and terminated his employment with Enesco on December 31, 1999.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Effective as of the annual meeting, the Board consists of nine members who are divided into three classes serving three years each, with one class being elected each year. The Board has adopted several policies concerning resignation and retirement of Directors from the Board, one providing for review by the Board of the continued membership of a Director following a change in his or her principal employment, and another providing for a Director's mandatory retirement at age 72, except for Messrs. Freedman and Perkins, who are not subject to this policy.

     Two current Class II Directors, Messrs. Eugene Freedman and Allan G. Keirstead, are nominated for reelection to the Board. The third current Class II Director, Mr. Charles W. Elliott, has advised the Chairman that he will retire and does not wish to stand for re-election for personal and family reasons. One current Class I Director, Ms. Donna Brooks Lucas, who was appointed as a Director in October 1999 and whose term as a Class I Director would expire in 2002, is nominated as a Director in Class II. The Board proposes their reelection for three-year terms scheduled to expire at the annual meeting of stockholders in April 2003.

     If for any reason any nominee is not available to serve when the election occurs, the persons named as proxies in the proxy cards will vote the proxies in accordance with their best judgment. The Board has no reason to believe that any nominee will not be available to serve as a Director.

               INFORMATION AS TO BOARD OF DIRECTORS AND NOMINEES

NOMINEES FOR DIRECTORS IN CLASS II
TERMS EXPIRING IN 2003
--------------------------------------------------------------------------------


EUGENE FREEDMAN                        [EUGENE FREEDMAN]     Founding Chairman since 1998. Formerly Executive
  Director since 1997                                        Vice President of the Company from 1988 until
  Age 75                                                     1998 and Vice Chairman from 1997 until 1998.
                                                             Also served as Founding Chairman of Enesco
                                                             Corporation, a former subsidiary of the Company,
                                                             of which he was a founder in 1959. Member of
                                                             Enesco's Executive Committee.
-------------------------------------------------------------------------------------------------------------

ALLAN G. KEIRSTEAD                   [ALLAN G. KEIRSTEAD]    Executive Vice President and Chief
  Director since 1985                                        Administrative and Financial Officer of the
  Age 55                                                     Company since 1988 and Chief Executive Officer
                                                             of Enesco international businesses since 1998.
                                                             Formerly Vice Chairman of the Company from 1997
                                                             until 1998. Member of Enesco's Executive
                                                             Committee.
-------------------------------------------------------------------------------------------------------------

DONNA B. LUCAS                         [DONNA B. LUCAS]      President and Chief Executive Officer of DBL
  Director since 1999                                        Multi- Media Group, Chicago, Illinois (creative
  Age 47                                                     and strategic business communications) since
                                                             1995. Formerly President, BR&R Communications,
                                                             Inc., a public relations agency specializing in
                                                             African-American consumer and healthcare
                                                             marketing, having previously served as Senior
                                                             Vice President, Director of Marketing at
                                                             Burson-Marsteller. Member of the Economic Club
                                                             of Chicago, Northwestern University Medill
                                                             School of Journalism Board of Visitors, the
                                                             Executive Leadership Council, the Urban League,
                                                             the NAACP and The Links Incorporated. Member of
                                                             the Audit, Compensation and Governance
                                                             Committees.
-------------------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE IN CLASS I
TERMS EXPIRING IN 2002
-------------------------------------------------------------------------------------------------------------
JUDITH R. HABERKORN                  [JUDITH R. HABERKORN]   President-Consumer Sales and Service, Bell
  Director since 1993                                        Atlantic Corp. (telecommunications services),
  Age 53                                                     New York, NY, since 1998. Formerly
                                                             President-Public and Operator Services, at Bell
                                                             Atlantic Corp. from 1997 to 1998, having
                                                             previously served as Vice President, Individual
                                                             Communication Services, NYNEX Corporation, New
                                                             York, NY ("NYNEX"), from 1995 to 1997, and as
                                                             Vice President-Consumer Markets, at NYNEX, from
                                                             1994 to 1995. Also Director of Armstrong World
                                                             Industries Inc., Lancaster, PA. Chairman of the
                                                             Company's Audit Committee and Member of the
                                                             Executive, Governance and Compensation and Stock
                                                             Option Committees.
-------------------------------------------------------------------------------------------------------------

HOMER G. PERKINS                      [HOMER G. PERKINS]     Retired as Chairman of the Board of the Company
  Director since 1954                                        in 1982. Member of the Audit and Governance
  Age 83                                                     Committees.
-------------------------------------------------------------------------------------------------------------


H. L. TOWER                              [H.L. TOWER]        Retired as Chairman, President and Chief
  Director since 1978                                        Executive Officer of the Company and as Chairman
  Age 67                                                     of the Board in 1998. Formerly Chief Executive
                                                             Officer from 1978 to 1990; retired as an
                                                             associate from the Company in 1992; and served
                                                             briefly in 1993 and again in 1997 and 1998 as
                                                             interim President and Chief Executive Officer.
                                                             Member of the Audit, Executive and Governance
                                                             Committees and Chairman of the Governance
                                                             Committee.
-------------------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE IN CLASS III
TERMS EXPIRING IN 2001
-------------------------------------------------------------------------------------------------------------

JOHN F. CAULEY                         [JOHN F. CAULEY]      Chairman of the Board since 1998. Retired as
  Director since 1987                                        President of Friendly Ice Cream Corporation, a
  Age 67                                                     subsidiary of The Restaurant Company
                                                             (restaurants and food products), Memphis, TN, in
                                                             1990. Also, Director of Imetrix Corporation,
                                                             Cataumet, MA. Chairman of the Executive
                                                             Committee and member of the Audit and Governance
                                                             Committees.
-------------------------------------------------------------------------------------------------------------

JEFFREY A. HUTSELL                   [JEFFREY A. HUTSELL]    President and Chief Executive Officer of the
  Director since 1997                                        Company since 1998 and President and Chief
  Age 46                                                     Executive Officer of Enesco Corporation, a
                                                             former subsidiary of the Company, since 1997.
                                                             Formerly Vice President of the Company from 1997
                                                             until 1998 and Executive Vice
                                                             President-Worldwide Creative of Enesco
                                                             Corporation from 1992 until 1997, having
                                                             previously served as a Vice President of Enesco
                                                             Corporation from 1985 to 1992. Member of the
                                                             Executive Committee.
-------------------------------------------------------------------------------------------------------------

ANNE-LEE VERVILLE                     [ANNE-LEE VERVILLE]    Retired as General Manager-Worldwide Education
  Director since 1991                                        Industry of International Business Machines
  Age 54                                                     Corporation ("IBM") (advanced information
                                                             technologies), White Plains, NY, in 1997, after
                                                             30 years with IBM. Also, Trustee of Colonial
                                                             Mutual Funds Family, Boston, MA. Chairman of the
                                                             Company's Compensation and Stock Option
                                                             Committee and member of the Audit, Executive and
                                                             Governance Committees.
-------------------------------------------------------------------------------------------------------------

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

     The Board establishes the compensation paid to each Director who is not an employee of Enesco. Effective at the Annual Meeting the current compensation amounts are as follows:

          (1) For service as a non-Chairman member of the Board, a retainer of 950 shares of common stock and an additional amount of common stock worth $15,000 per annum, valued as of the day following the annual meeting plus $1,200 for attendance at each meeting of the Board;

          (2) For service as Chairman of the Board, $300,000 per annum in addition to compensation otherwise payable as a Director;

          (3) For service as a committee member, an attendance fee of $800 ($1,000 for service as Chairman of a committee) for each committee meeting and for each other meeting attended by any Director which is held in connection with the selection of potential nominees for positions on the Board.

     In addition, each then serving non-employee Director receives a grant as of the day following the annual meeting in that year, of 1,500 non-qualified options to purchase Enesco common stock at an exercise price equal to the fair market value per share of the common stock on the grant date. The options become exercisable on the eighth anniversary of the grant, unless they have already become exercisable under other provisions of the Company's 1996 Stock Option Plan, and expire on the tenth anniversary of the grant.

     Prior to the year 2000, upon retirement of a non-employee Director at any time after age 60 with 5 years of service, he or she would become an "Advisory Director" who could be called upon for advice by the Chief Executive Officer as the occasion arose. For such services, an Advisory Director would receive in cash, in addition to current attendance fees for requested participation at meetings, the annual retainer at the rate in effect at the time of his or her retirement for a period of years equal to the Director's years of service (up to 10 years) or until his or her earlier death. In the event of a change in control of the Company, each Advisory Director and each Director then eligible to retire and become an Advisory Director would receive in cash the balance of the retainer payments due for his or her term, or remainder thereof, as an Advisory Director, plus reimbursement for any excise or other taxes incurred as a result of such payment. During 1999, the Board terminated the Advisory Directors' arrangement effective December 31, 1999, subject to the continuation of the cash payments to the retired non-employee Directors who were currently receiving this benefit. For the current non-employee Directors, the present value of the accrued benefit under this arrangement was paid out to each of them in common stock, as follows:

                          DIRECTOR                              VALUE OF ACCRUED BENEFIT    SHARES ISSUED
                          --------                              ------------------------    -------------
John F. Cauley..............................................            $103,267                9,335
Charles W. Elliott..........................................            $ 62,172                5,621
Judith R. Haberkorn.........................................            $ 53,674                4,852
Anne-Lee Verville...........................................            $ 70,089                6,336

     The shares issued to Ms. Haberkorn and Ms. Verville are subject to forfeiture in the event either of them does not remain a director until age 60, and an appropriate transfer legend has been placed on the share certificates.

     Directors receive reimbursement from Enesco for expenses incurred while serving as Directors. Directors who are also employees of Enesco receive no additional compensation for their services as Directors.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The following table shows the membership of Enesco's committees as of the date of the annual meeting. An asterisk indicates chairperson.

                                                                COMPENSATION AND
                       NAME                            AUDIT      STOCK OPTION      EXECUTIVE    GOVERNANCE
                       ----                            -----    ----------------    ---------    ----------
John F. Cauley.....................................      X                              X*           X
Eugene Freedman....................................
Judith R. Haberkorn................................      X*            X                X            X
Jeffrey A. Hutsell.................................                                     X
Allan G. Keirstead.................................                                     X
Donna B. Lucas.....................................      X             X                             X
Homer G. Perkins...................................      X                                           X
H.L. Tower.........................................      X                              X            X*
Anne-Lee Verville..................................      X             X*               X            X

Committees

     The Audit Committee held three meetings during 1999. This Committee, which consists entirely of non-employee Directors, provides oversight of the Enesco audit, accounting, reporting and control practices and provides a non-management link between the Board and the Enesco internal auditing department. This Committee reviews the activities of the internal auditing department and the Enesco independent accountants. It also reviews the adequacy of the Enesco accounting, financial and operating controls and reports to the full Board as necessary. Although the new audit committee rules of the New York Stock Exchange relating to membership on the Audit Committee generally require that no former officer may be a member until at least three years have passed since that relationship ended, the Board has determined that Mr. Tower's membership on the Audit Committee is in the best interests of Enesco and its shareholders. Mr. Tower served as interim President and Chief Executive Officer and Chairman in 1998. Accordingly, Enesco has elected to take advantage of the override provision of Section 303.02(D) of the Stock Exchange Rules and named Mr. Tower to the Audit Committee. The Board has determined that Mr. Tower's knowledge of Enesco, the industry, and his financial background and experience, are invaluable to the Audit Committee's role and responsibilities.

     The Compensation and Stock Option Committee held four meetings during 1999. This Committee, which also consists entirely of non-employee Directors, determines compensation policy for Enesco, approves or recommends to the Board compensation of the Directors and officers of Enesco and reviews and acts on recommendations from the Chief Executive Officer regarding the award of stock options and administration of the stock option plans of Enesco and the Non-employee Director Stock Plan.

     The Executive Committee did not hold a meeting during 1999. This Committee, which consists of four non-employee and three employee Directors, acts on behalf of the Board on important matters that arise between meetings of the Board and performs other tasks as delegated by the Board.

     The Governance Committee held one meeting during 1999. This Committee, which consists entirely of non-employee Directors, provides the Board with Director and corporate officer recommendations, proposes to the Board each year a slate of Directors for recommendation and submission to the stockholders at the next annual meeting of stockholders and deals with all aspects of the Director selection process, reviewing prospective Director candidates in the light of anticipated resignations and retirements and Board composition.

     In accordance with Enesco's Restated Articles of Organization, nominations for the election of Directors at an annual meeting of stockholders may be made by the Board, the Governance Committee or any stockholder entitled to vote generally in the election of Directors. However, a stockholder may nominate one or more persons for election as a Director at an annual meeting of stockholders only if the stockholder gives notice in writing to the Clerk of the Company at least 45 days in advance of the anniversary of the date of the previous annual meeting of stockholders, which notice includes:

          (a) The name and address of the stockholder who intends to make the nomination and the name and address of each person to be nominated;

          (b) A representation that the stockholder is a holder of record of common stock and intends to appear in person or by proxy at the next annual meeting of stockholders to nominate the person or persons identified in the notice;

          (c) A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (d) Such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

          (e) The consent of each nominee to serve as a Director if so elected.

     In addition to the Committee meetings referred to above, the full Board held seven regular meetings and three special meetings during 1999.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 1999, 1998 and 1997, the compensation of the Chief Executive Officer, the four other most highly compensated executive officers in office at the end of 1999, and one other executive officer who was not in office at the end of 1999 (all six persons being collectively referred to as the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                    ANNUAL COMPENSATION(1)            AWARDS(2)
                                            --------------------------------------   ------------
                                                                      OTHER ANNUAL    SECURITIES     ALL OTHER
                                                                      COMPENSATION    UNDERLYING    COMPENSATION
    NAME AND PRINCIPAL POSITION      YEAR   SALARY($)     BONUS($)        ($)        OPTIONS (#)       ($)(3)
    ---------------------------      ----   ----------   ----------   ------------   ------------   ------------
J. A. Hutsell......................  1999   $  495,000   $       --     $    --        100,000        $33,964
  President and Chief                1998      468,548           --          --             --         11,204
  Executive Officer                  1997      450,000           --          --         56,000         14,584
E. Freedman........................  1999    1,000,000           --          --         40,000         60,500
  Founding Chairman                  1998    1,000,000           --          --             --         11,204
                                     1997      475,000    2,761,100          --         70,000         14,584
A. G. Keirstead....................  1999      424,600           --          --         40,000         31,346
  Executive Vice President and       1998      398,867           --          --             --         25,449
    Chief Administrative and         1997      381,000      190,500          --         50,000         22,725
    Financial Officer
Thomson J. Hudson..................  1999      309,000           --      44,761(4)      50,000          9,770
  Senior Vice President,             1998           --           --          --             --             --
  Operations                         1997           --           --          --             --             --
Josette V. Goldberg................  1999      184,300           --          --         12,500
  Vice President,                    1998           --           --          --             --             --
  Human Resources                    1997           --           --          --             --             --
Peter R. Johnson...................  1999      189,200           --          --         10,000         11,852
  Former Vice President, Secretary,  1998      185,000           --          --             --          9,949
  Clerk and General Counsel (5)      1997           --           --          --             --             --

---------------

(1) Annual compensation includes bonus compensation for the year, whether paid in the year indicated or in the succeeding year. Annual compensation also includes amounts deferred under Enesco's retirement plans. Other Annual Compensation is included only if it exceeds the lesser of $50,000 or 10 percent of annual salary plus bonus. Compensation information regarding 1997 for Mr. Johnson and both 1997 and 1998 for Mr. Hudson and Ms. Goldberg is not provided because they were not Named Executive Officers during those years.
(2) All Long-Term Compensation Awards to the Named Executive Officers during the three-year period were made in the form of non-qualified stock options granted under the Company's 1991 and 1996 Stock Option Plans. No stock appreciation rights ("SARs") were awarded either singly or in tandem with the granted options.
(3) All Other Compensation in 1999 consisted of the following items on an accrual basis for each of the Named Executive Officers: J. A. Hutsell, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $20,100 matching contributions and guaranteed money purchase under the Supplemental Retirement Plan, $500 contribution under the Payroll-Based Stock Ownership Plan

    ("PAYSOP Contribution") and $3,764 insurance premiums reimbursed with respect to term life insurance for his benefit ("Insurance Premiums"); E. Freedman, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $50,400 matching and guaranteed money purchase contributions under the Supplemental Retirement Plan, and $500 PAYSOP Contribution; A. G. Keirstead, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $15,876 matching and guaranteed money purchase contributions under the Supplemental Retirement Plan, $500 PAYSOP Contribution and $5,370 Insurance Premiums; T. J. Hudson, $4,800 guaranteed money purchase contributions under the 401K Plan, $4,470 contributions under the Supplemental Retirement Plan, and $500 PAYSOP Contribution; J. V. Goldberg, $9,600 matching and guaranteed money purchase contributions under the 401K Plan, $1,458 profit sharing and matching contributions under the Supplemental Retirement Plan, and $500 PAYSOP Contribution; and P. R. Johnson, $9,600 matching and guaranteed money purchase contributions under the Retirement Plan, $1,752 matching contributions under the Supplemental Retirement Plan, and $500 PAYSOP Contribution.
(4) Includes $29,761 in relocation expense reimbursement and $15,000 car allowance.
(5) Mr. Johnson resigned as an officer of Enesco in October 1999 and terminated his employment with Enesco on December 31, 1999.

     The following table contains information concerning individual grants of stock options made by the Company to each of the Named Executive Officers during 1999:

                             OPTION GRANTS IN 1999

                                                           INDIVIDUAL GRANTS(1)                     GRANT DATE
                                           -----------------------------------------------------    ----------
                                           NUMBER OF     % OF TOTAL
                                           SECURITIES     OPTIONS
                                           UNDERLYING    GRANTED TO    EXERCISE                     GRANT DATE
                                            OPTIONS      EMPLOYEES     OR BASE                       PRESENT
                                            GRANTED      IN FISCAL      PRICE       EXPIRATION        VALUE
NAME                                         (#)(2)         YEAR        ($/SH)         DATE            $(3)
----                                       ----------    ----------    --------    -------------    ----------
J.A. Hutsell...........................     100,000        17.0%        $16.50     March 2, 2009     $544,000
E. Freedman............................      40,000         6.8%         16.50     March 2, 2009      217,600
A.G. Keirstead.........................      40,000         6.8%         16.50     March 2, 2009      217,600
T.J. Hudson............................      50,000         8.5%         16.50     March 2, 2009      272,000
J.V. Goldberg..........................      12,500         2.1%         16.50     March 2, 2009       68,000
P.R. Johnson...........................      10,000         1.7%         16.50     March 2, 2009       54,400

---------------

(1) The individual grants described were all made in the form of non-qualified stock options under Enesco's 1996 Stock Option Plan. No SARs were granted during 1999.
(2) All options granted have a ten-year term and become exercisable only (a) after six months from date of grant and upon Enesco's achievement of certain stock value performance criteria or (b) on the eighth anniversary of the date of grant, regardless of whether the stock value performance criteria have been achieved.
(3) Enesco used the Black-Scholes option pricing model to determine the present value of each option granted as of its date of grant. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and time of exercise were as follows: (i) volatility was calculated based on the daily change in the common stock price during the 250 trading days preceding the option grant date; (ii) risk-free rate of return was the yield as of the option grant date on U.S. Treasury bonds maturing in ten years;

    (iii) dividend yield was computed based on the then most recent four quarterly dividends paid on the common stock divided by the average of the highest and lowest closing prices for the common stock during the twelve-month period ending on the grant date; and (iv) time of exercise was the full term of the option granted. There were no adjustments made in the option pricing model for non-transferability or risk of forfeiture of the options granted.

     No stock options were exercised by any of the Named Executive Officers during 1999. The following table sets forth information concerning the value of unexercised stock options held by each of them as of the end of 1999:

                          1999 YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                       OPTIONS AT YEAR-END(#)           AT YEAR-END($)
                                                      -------------------------    -------------------------
NAME                                                  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                                  -------------------------    -------------------------
J. A. Hutsell.....................................         109,490/118,000                   $0/$0
E. Freedman.......................................         176,600/114,000                    0/ 0
A.G. Keirstead....................................         175,600/ 91,000                    0/ 0
T.J. Hudson.......................................          25,000/ 40,000                    0/ 0
J.V. Goldberg.....................................           6,250/ 11,250                    0/ 0
P.R. Johnson......................................          18,800/ 14,100                    0/ 0

Pension Plan

     Enesco maintained a qualified defined benefit pension plan (the "Pension Plan") which it terminated effective November 15, 1998, and it maintains certain supplemental retirement agreements requiring contributions in amounts determined annually by independent actuaries. Under the supplemental retirement agreement of Mr. Keirstead, annual benefits generally will be paid on a monthly basis commencing upon eligibility; however, upon the occurrence of a change in control of the Company (within the meaning of this agreement), the present value of the aggregate expected remaining annual benefits will be paid in one lump sum. Of the Named Executive Officers, only Mr. Keirstead has such a supplemental retirement agreement. Mr. Keirstead is eligible to receive reduced annual benefits pursuant to the Pension Plan and his supplemental retirement agreement following his termination from Enesco. Mr. Johnson is eligible upon his reaching age 55 to receive reduced annual benefits pursuant to the Pension Plan due to his termination from Enesco. Mr. Johnson's employment with Enesco terminated on December 31, 1999. Messrs. Keirstead and Johnson did not accrue any benefits under the Pension Plan in 1999. Under the Pension Plan and the supplemental retirement agreement of Mr. Keirstead, he will be entitled to a benefit equal to fifty percent of his final average compensation, which includes total wage, salary, bonus, automobile benefit and any amount which is contributed pursuant to a salary reduction agreement and which is not includible in gross income under the Internal Revenue Code, but it does not include other payments to benefit plans, other perquisite compensation or reimbursement for business expenses. Substantially all of the items of current compensation covered by the Pension Plan and supplemental retirement agreement for Mr. Keirstead are included in the Summary Compensation Table columns entitled "Salary ($)" and "Bonus ($)". Mr. Keirstead became fully vested in his supplemental retirement agreement on November 17, 1999. Mr. Johnson will be entitled to a benefit equal to $222,754 at age 65.

     The supplemental retirement agreement of Mr. Keirstead also includes disability and surviving spouse benefits. This agreement provides for a monthly retirement benefit in an amount based upon the individual taking a normal or early retirement from the Company. An early retirement prior to age 62 subjects the monthly retirement benefit to a stipulated percentage reduction.

     The named Executive Officers except Mr. Hudson and Ms. Goldberg are each fully vested participants in Enesco's Retirement and Supplemental Retirement Plans for which covered compensation was not limited in 1999. The Enesco Retirement and Supplemental Retirement Plans require five years of service before vesting.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     Mr. Hutsell, President and Chief Executive Officer, received his annual base salary of $495,000 in 1999 and was eligible for a target bonus of 65% of his annual base salary under Enesco's Management Incentive Plan ("MIP") program pursuant to an employment agreement which has a rolling three-year term. In addition to standard executive officer fringe benefits, he is eligible to receive special medical insurance coverage, including his spouse. The employment agreement also contains confidentiality, non-compete and non-solicitation convenants.

     Enesco has entered into both a supplemental retirement agreement and a severance agreement with Mr. Keirstead. Enesco also has entered into a relocation letter agreement with Mr. Keirstead providing for Mr. Keirstead's continuation as Executive Vice President and Chief Administrative and Financial Officer. In addition to summarizing his base salary, bonus opportunity and other employee benefits, the letter agreement provides for the receipt by Mr. Keirstead (subject to certain conditions) of the severance payments, retention benefits and other related termination benefits (including the post-termination insurance benefits already described) in connection with a termination of his employment, whether voluntary or involuntary, during a period of two years following the relocation of his employment to Illinois on March 1, 1999. The letter agreement also clarifies Mr. Keirstead's eligibility for relocation and related reimbursements.

     Enesco also entered into a separation agreement with Mr. Johnson, former Vice President, Secretary, Clerk and General Counsel, in connection with his transfer to Illinois, which summarized his severance, pension, group insurance and other related termination benefits (subject to certain conditions) based upon his subsequent involuntary termination after the end of 1999. Mr. Johnson's employment with Enesco terminated on December 31, 1999.

     Enesco has separate change in control agreements or commitments with Messrs. Hutsell, Freedman, Keirstead and Hudson and Ms. Goldberg under which each of these individuals is entitled to both (i) a severance benefit, payable upon or before termination for any reason (other than death, disability, retirement, termination for substantial cause or voluntary termination without good reason) occurring within two years following a change in control of the Company, up to three (two in the case of each of Mr. Hudson and Ms. Goldberg) times the annual base salary rate plus bonus under the MIP program and (ii) certain fringe benefits for up to a three-year term. In accordance with their change in control agreements, Messrs. Hutsell and Keirstead also will be reimbursed for any excise tax and other taxes incurred as a result of such reimbursement. The types of events constituting a change in control under these agreements include those that require reporting under Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and certain other events specified in the change in control agreements.

     The termination of Mr. Keirstead absent a change in control will be governed by a severance agreement under which he may be entitled to a severance benefit, payable in one lump sum or over a period of time, following termination for any reason (other than death, disability, retirement or termination for substantial cause), equal to his annual base salary for a period of three years and certain fringe benefits for up to a 36-month term. The terminations of the remaining Named Executive Officers (other than Mr. Johnson who has been terminated) absent a change in control of the Company will be governed by the employee severance policy of Enesco under which each of them may (subject to certain conditions) be entitled to a severance benefit of up to one year of annual base salary depending on designated criteria and to certain other continuing group medical, life and accidental death and dismemberment insurance coverage.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, Ms. Verville, Mr. Elliott and Ms. Haberkorn served on the Board's Compensation and Stock Option Committee. None of them were then an officer or employee of Enesco or any of its subsidiaries. No current member of the Committee is a former officer of Enesco or any of its subsidiaries, and none had any other relationship requiring disclosure.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Enesco records and other information, Enesco believes that all SEC filing requirements under Section 16(a) of the Exchange Act applicable to its Directors and executive officers with respect to the year ending December 31, 1999 were satisfied.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Enesco's executive compensation program is administered by the Compensation and Stock Option Committee of the Board. The Committee is comprised of non-employee Directors who approve or recommend to the Board salary and bonus amounts and other annual compensation and long-term compensation awards for the Executive Officers.

     Enesco's executive compensation program during 1999 consisted of three components: base salary and fringe benefits; incentive bonus opportunity; and option awards to purchase shares of common stock. The Committee's compensation policies regarding these components are designed to provide a compensation package which is targeted between the median and third quartile level of total compensation for similarly situated executive officers in a comparator group of other U.S. companies of comparable size and geographic diversity. The comparator group used in establishing Enesco's compensation levels is composed of companies that participate in the "Watson Wyatt Executive Compensation Survey," a well established and nationally recognized annual executive compensation survey. This survey includes some of the companies included in the indices shown in the Performance Graph set forth below. The Committee believes that evaluating data from the broad group of industries and companies represented in this survey is important in establishing the true market for executive talent. To compete effectively in this market, Enesco believes that it must be aware of compensation levels in various industries and companies of all sizes and, accordingly, does not limit its compensation analyses to those constituting the indices shown in the Performance Graph.

     Base salaries and fringe benefits are set at the annual base salary and fringe benefit amounts of comparable executive officers. Pay for performance bonuses are determined under Enesco's MIP program, which provides for annual incentive opportunities amounting to pre-determined percentages of the respective executive officers' annual base salaries with the amount of the actual bonus payment being based on the achievement of pre-selected personal performance criteria and certain specified profitability and performance goals. Options to purchase shares of common stock are granted in amounts that are competitive with long-term incentive award practices of comparable U.S. companies, considering the number of options that have been previously granted to each of the executive officers. The options, which correlate to executive grade levels, are granted generally on an annual basis at the then market value of common stock and are exercisable at any time after six months from the date of grant, subject to the achievement of certain stock value performance criteria or upon the eighth anniversary of the date of grant under provisions of the 1996 Stock Option Plan, for a ten-year term, thus providing a direct relationship between the executive officers' potentially realizable long-term compensation amounts and actually recognizable increases in stockholder value. Executive officer and Director stock ownership guidelines have been adopted with the objective of further aligning the executive officers' and Directors' and stockholders' interests. The Committee's compensation policies are intended to reinforce Enesco's performance-oriented compensation practices and are not impacted by potential non-deductibility of certain compensation amounts for federal tax purposes under the provisions of Section 162(m) of the Internal Revenue Code.

     Compensation paid to Mr. Hutsell, President and Chief Executive Officer, included his base salary at the annual rate of $495,000 and an annualized MIP target opportunity of $321,750. Mr. Hutsell did not receive any MIP bonus for 1999. The Committee also awarded Mr. Hutsell a grant of 100,000 non-qualified stock options to purchase common stock. The size of the grant relative to all other 1999 option grants made by the Committee and based upon its projected value as of the grant date was determined to be within the guidelines which were developed by the Committee's executive compensation consulting firm, Watson Wyatt. This grant was made under Enesco's 1996 Stock Option Plan, becomes exercisable after eight years or sooner if certain specified stock value performance criteria are achieved and has a term of ten years from the date of grant.

     The Compensation and Stock Option Committee:

        A. L. Verville (Chair)        C. W. Elliott       J. R. Haberkorn

                               PERFORMANCE GRAPHS

     During 1999, Enesco common stock was moved from the Standard & Poors Midcap 400 Stock Index to the S&P Small Cap 600 Index. Therefore, performance graphs comparing Enesco common stock performance with the performance of both stock indexes is provided.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE STANDARD & POOR'S ("S&P") MIDCAP 400 INDEX AND THE COMPANY'S PEER
                                GROUP INDEX (1)

                                                   ENESCO GROUP, INC.            S&P MIDCAP 400           COMPANY'S PEER GROUP
                                                   ------------------            --------------           --------------------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                  95.34                      130.94                      113.72
12/31/96                                                  90.14                      156.08                      119.65
12/31/97                                                  90.93                      206.43                      137.65
12/31/98                                                  85.89                      245.87                      138.48
12/31/99                                                  43.85                      282.06                      138.82

---------------------------------------------------------------------------------------------------------------------
                                          12/31/94     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99
---------------------------------------------------------------------------------------------------------------------
    Enesco Group, Inc.                    $100.00       95.34        90.14        90.93        85.89        43.85
---------------------------------------------------------------------------------------------------------------------
    S&P Midcap 400                        $100.00       130.94       156.08       206.43       245.87       282.06
---------------------------------------------------------------------------------------------------------------------
    Company's Peer Group                  $100.00       113.72       119.65       137.65       138.48       138.82
---------------------------------------------------------------------------------------------------------------------

---------------
(1) This graphic presentation assumes (a) one-time $100 investments in the Common Stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named board equity market index and the Company's selected peer group index, in each case made as of the market close on the last trading day in 1994 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. Enesco has chosen to present a peer group index composed of the companies that formerly constituted the former S&P Midcap 400 Consumer Products Index in order to maintain continuity with comparisons provided in prior years' proxy statement Performance Graph presentations. Tambrands Inc., however, is unable to be used for such an index after 1996 because it is no longer publicly traded. Therefore, for years commencing after December 31, 1996, the Company's peer group is made up of the following nine companies: Carter-Wallace, Inc.; Church & Dwight Co., Inc.; A.T. Cross Company; First Brands Corporation; Gibson Greetings, Inc.; Lancaster Colony Corp.; National Presto Industries, Inc.; Perrigo

    Company; and Enesco Group, Inc. (Source: Standard & Poor's Compustat Custom Products Division, a Division of The McGraw-Hill Companies.)

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE STANDARD & POOR'S ("S&P") SMALL CAP 600 INDEX AND THE COMPANY'S PEER
                                GROUP INDEX (1)

                                                   ENESCO GROUP, INC.           S&P SMALLCAP 600          COMPANY'S PEER GROUP
                                                   ------------------           ----------------          --------------------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                  95.34                      129.96                       60.14
12/31/96                                                  90.14                      157.67                       72.96
12/31/97                                                  90.93                      198.01                       80.47
12/31/98                                                  85.89                      195.42                       65.79
12/31/99                                                  43.85                      219.66                       38.90

---------------------------------------------------------------------------------------------------------------------
                                          12/31/94     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99
---------------------------------------------------------------------------------------------------------------------
    Enesco Group, Inc.                    $100.00       95.34        90.14        90.93        85.89        43.85
---------------------------------------------------------------------------------------------------------------------
    S&P Smallcap 600                      $100.00       129.96       157.67       198.01       195.42       219.66
---------------------------------------------------------------------------------------------------------------------
    Company's Peer Group                  $100.00       60.14        72.96        80.47        65.79        38.90
---------------------------------------------------------------------------------------------------------------------

---------------

(1) This graphic presentation assumes (a) one-time $100 investments in the Common Stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named board equity market index and the Company's selected peer group index, in each case made as of the market close on the last trading day in 1994 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. Enesco has chosen to present a peer group index composed of the companies that constitute the S&P SmallCap 600 Products Index, in which Enesco is now included. Enesco's peer group is made up of the following eleven companies:

S&P Consumer (Jwlry & Novelty) -- Small Cap 600
Action Performance Cos Inc.
Cross (A.T.) & Co -- CLA
Cyrk Inc.
Department 56, Inc -- Ser A
Enesco Group, Inc.
Fossil Inc.
Franklin Covey Co.
Gibson Greetings Inc.
Jan Bell Marketing Inc.
Russ Berrie & Co. Inc.
Swiss Army Brands Inc.

                   PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been engaged by Enesco as independent public accountants since 1971. As recommended by its Audit Committee, the Board has appointed that firm as independent accountants for 2000, subject to ratification by the stockholders. Valid proxies of stockholders containing no designation to the contrary will be voted for the reappointment of that firm as recommended by the Audit Committee. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions and to make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

     The annual meeting is called for the purposes set forth in the Notice. Although Enesco knows of no items of business which will be presented at the annual meeting other than those described, proxies in the accompanying form will confer discretionary authority to Enesco's management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the SEC. In order to be considered under Rule 14a-8 for inclusion in Enesco's proxy materials to be distributed in connection with the annual meeting of the stockholders in 2001, stockholder proposals for that meeting must be received by Enesco on or before November 18, 2000. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) for possible presentation at that meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by the Clerk of Enesco on or before January 31, 2001. Enesco's management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

     ENESCO FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WITHOUT CHARGE BY WRITING TO THE CLERK OF ENESCO, AT 225 WINDSOR DRIVE, ITASCA, ILLINOIS 60143.

                                          By order of the Board of Directors,

                                          ENESCO GROUP, INC.

                                          ROBERT J. HIPPLE
                                          Clerk

March 17, 2000

THIS PROXY WILL BE VOTED AS DIRECTED BUT IN THE ABSENCE OF SUCH DIRECTION, IT     PLEASE MARK
WILL BE VOTED FOR ITEMS 1 AND 2 BELOW. THIS PROXY REVOKES AND PROXY PREVIOUSLY    YOUR VOTES AS  [X]
GIVEN.                                                                            INDICATED IN
                                                                                  THIS EXAMPLES


1. To elect 01 Donna B. Lucas, 02 Eugene Freedman and 03 Allan G. Keinstead as
   Class II Directors for a three-year term. If any such nominees should be available, the proxies or any of them may vote for substitute nominee(s) at their discretion.

For all nominees       WITHHOLD      (INSTRUCTION: To withhold authority to vote
 listed above         AUTHORITY       for one or more individual nominees write
(except as marked     to vote for     the nominee's name in the space provided
to the contrary)    all nominees      below.)
                     listed above

    [    ]              [    ]        ------------------------------------------  I plan to attend the meeting.[   ]

2. To ratify the appointment by the Board of Directors of Arthur     3. To transact such other business as may come before
   Andersen LLP as the Company's independent accountants for 2000.      the meeting and any postponement or adjournment thereof.

          FOR            AGAINST           ABSTAIN                     PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                                                                       PROMPTLY USING THE ENCLOSED ENVELOPE.
         [    ]          [     ]           [     ]


Signature                             Signature                             Date                      ,2000
         -----------------------------         -----------------------------    ----------------------
Please sign above exactly as name(s) appear(s) hereon. (when signing as attorney, executor, administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.)

                              FOLD AND DETACH HERE


                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

           YOUR VOTE IS IMPORTANT!-YOU CAN VOTE IN ONE OF THREE WAYS:

       1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7days a week
    There is NO CHARGE to you for this call. - Have your proxy card in hand.
 You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1
                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.
OPTION 2: If you choose to vote on each proposal separately, press O. You will hear these instructions:

   Proposal 1 - to vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9
   To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions

   Proposal 2 - To vote FOR, PRESS 1; AGAINST, press 9; ABSTAIN, press 0.
                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

                                       OR
2. VOTE BY INTERNET: Follow the instructions at our Website Address:http://www. eproxy.com/enc

                                       OR

3. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                      THANK YOU FOR VOTING.

PROXY                  ENESCO GROUP, INC.                          PROXY
                 ANNUAL MEETING OF STOCKHOLDERS
                         APRIL 27, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 17, 2000, receipt of which is hereby acknowledged, does hereby appoint and constitute JEFFREY A. HUTSELL, ALLAN G. KEIRSTEAD and ROBERT J. HIPPLE, and each or any of them, the attorneys and proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Stockholders of Enesco Group, Inc. to be held at the Enesco Showroom Theater, One Enesco Plaza
(corner of Busse and Devon), Elk Grove Village, Illinois, on Thursday, April 27, 2000 at 9:30 a.m. and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $.125 per share, of said Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as follows:

             (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE)

                           /\ FOLD AND DETACH HERE /\


                               ENESCO GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            THURSDAY, APRIL 27, 2000
                                   9:30 A.M.

                            Enesco Showroom Theater
                  One Enesco Plaza (corner of Busse and Devon)
                       Elk Grove Village, Illinois 60007